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EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned, Chief Executive Officer and Chief Financial Officer of Crocs, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

  (1)
  The Quarterly Report on Form 10-Q of the Company for the three months ended September 30, 2008 ("Form 10-Q") fully complies with the requirements of Section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) or 78o(d); and

  (2)
  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by this report.

Date: November 17, 2008	/s/ RONALD R. SNYDER Ronald R. Snyder President and Chief Executive Officer (Principal Executive Officer)
/s/ RUSSELL C. HAMMER Russell C. Hammer Chief Financial Officer, Senior Vice President—Finance and Treasurer (Principal Financial and Accounting Officer)

        A signed original of this written statement required by Section 906 has been provided to Crocs, Inc. and will be retained by Crocs, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32